Inventories (Details) - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
At lower of LIFO cost or market:
Live hogs and materials	$ 313	$ 273
Fresh pork and materials	28	34
Inventories at lower of LIFO cost or market, Gross	341	307
LIFO adjustment	(31)	(21)
Total inventories at lower of LIFO cost or market	310	286
At lower of FIFO cost and net realizable value:
Grains, oilseeds and other commodities	253	279
Sugar produced and in process	38	30
Other	90	62
Total inventories at lower of FIFO cost and net realizable value	381	371
Grain, flour and feed at lower of weighted average cost and net realizable value	89	105
Total inventories	780	762
LIFO method increase (decrease) in earnings	$ (6)	$ 5	$ 5
LIFO method increase (decrease) in earnings per share (in dollars per share)	$ (5.40)	$ 3.92	$ 4.39
Amount that inventories would have been higher by if the FIFO method had been used	$ 31	$ 21